--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Quarterly Report of The United Kingdom Fund Inc. (the "Fund"). On December 31, 1996, the end of the period under review, the Fund's net assets totaled $67.9 million. This represents a net asset value per share of $16.92, a rise of 162.36% from its initial value after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an increase of 156.60% in the FT-SE Actuaries All-Share Index (U.S.$) over the same time period. At the end of the period under review, the Fund was quoted at $13.875 per share on the New York Stock Exchange, which represents a 18.00% discount to the Fund's net asset value per share.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

        /s/ Anthony M. Solomon                   /s/ J. Loughlin Callahan

          Anthony M. Solomon                       J. Loughlin Callahan
        Chairman of the Board                    President and Treasurer

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the fourth quarter of 1996, your Fund experienced a rise in net asset value of 13.78%, which compared with a 13.96% increase in the FT-SE Actuaries All-Share Index. For 1996 year to date, the Fund's net asset value has increased by 28.16%, which compares with a 27.47% increase in the FT-SE Actuaries All-Share Index. These figures are recorded in total return and dollar based terms.

  The recovery in consumer spending lifted retail sales and the rapidly improving housing market contributed to a mood of increasing optimism for the domestic economy. The major feature of the quarter, however, was the unexpected strength of sterling, which rose nearly 10% against Continental currencies. Despite this, earnings downgrades for the leading companies were relatively modest and investors were content to support equities at the higher levels, especially those with domestic earnings.

  The best performing areas of the market were utilities, financials, food retailers, tobacco and oil exploration. Three take-over bids for regional electricity companies and the proposed merger of British Telecom and MCI created a buoyant stock market environment for utilities. Financials also enjoyed heavy demand from investors due to the combination of favorable trading conditions and intense speculation of further rationalization moves in the banking and insurance sectors. Domestic earners such as food retailers returned to favor and the tobacco industry succeeded in reversing some unfavorable U.S. court rulings. The strength of sterling wreaked havoc among stocks dependent on a competitive level of sterling for overseas sales or protection against imports. Most industrial sectors suffered, particularly building materials, chemicals, electronics and textile enterprises.

  Bonds made some progress, with U.K. long gilts returning 5.5%. The 0.25% increase in base rates, the first increase for two years, was seen as necessary to curb potential inflationary pressures, although it encouraged speculation that there would be further increases before the next General Election. The budget in November was cautious and provided extra reassurance to the bond market that inflation would be kept in check. Index-linked stocks returned 2.2%, giving a slightly higher return than cash over the quarter.

ECONOMIC & MARKET OUTLOOK

  The outlook for the U.K. domestic economy for the next twelve months remains very positive. There is clear evidence of strong consumer-led economic expansion with consumer spending in the third quarter of 1996 rising at an annual rate of 4.6%. This increase in spending has taken place despite a rise in the savings ratio towards a twelve year high. Strong growth in earnings and falling unemployment, together with the income tax cuts announced in the budget suggest that disposable income will rise by over 3% in 1997. The most substantial boost to consumer confidence, however, will come from the unique event of five major building society conversions within a few months which will release over L20 billion of disposable assets into the hands of consumers. It will also add further impetus to the housing market which is expected to strengthen further with the recovery becoming wider spread geographically.

  On the industrial side of the economy, destocking has come to an end, but greater challenges for manufacturers now exist after last quarter's rise in sterling of almost 10% against Continental currencies. There are also signs that recessionary conditions are still prevailing in certain parts of Continental Europe where, despite lower interest rates, growth generally remains sluggish.

  Inflation is expected to remain relatively subdued, although inflationary pressures have been building up. Sterling's rise has contributed to a steep fall in input prices which has kept inflation well within the Chancellor's target range. The small 0.25% rise in bank base rates during the fourth quarter is likely to be followed with further increases in early 1997 to dampen the rapid growth of the economy. Increases in interest rates could lead to a further strengthening of sterling, which is already threatening the competitiveness of U.K. exporters and creating an eventual trade deficit problem. Against this background, the gilt market appears to be a relatively safe but unexciting haven for investors.

  The prospects for the U.K. equity market are mixed. Exporters are faced with a newly uncompetitive level of sterling whereas suppliers to the consumer side of the economy are likely to be blessed with near boom conditions in the middle of 1997 due to the building society windfalls. The smaller company sector may recover some of its lost performance, as investors look for companies with large domestic exposure. We may also see further takeover activity ahead of the general election, however, the overall mood of the equity market is likely to be cautious with sentiment undermined by a succession of profits downgrades from manufacturing companies suffering from sterling's rise.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The strategy over the fourth quarter was to take profits on some of the large holdings in the financials and utilities sectors. We sold the sizable position in Standard Chartered on concern over the long-term future of the company's banking business in Hong Kong. With the proceeds, we acquired shares of National Westminster Bank, which is a leading U.K. retail bank. We sold East Midlands Electricity during the agreed offer from Dominion Resources and substantially increased the weighting in the water sector, with purchases of Anglian Water and Wessex Water. We also acquired a new holding of Allied Domecq, which is expected to benefit from an increased focus on realizing shareholder value. The position in Great Universal Stores was sold, as we anticipated continued competitive pressures on the company's catalog shopping business. Other purchases include the specialty chemical companies, Manders and Yorkshire Group, which should benefit from lower raw materials prices. We sold the holdings of Alexon Group, Allied Colloids, Marley and Nurdin & Peacock.

  The Fund's ten largest equity holdings as of December 31, 1996 were:

  SHELL TRANSPORT & TRADING

Market Price as of 12/31/96...................................       1012p
Prospective Earnings per share (to December 1997).............       60.5p
Prospective Earnings Multiple.................................       16.7x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Profits from oil exploration and production are expected to grow, helped by the recent recovery in the price of crude oil. Cash flow remains highly positive, despite a substantial increase in exploration expenditure and we continue to expect strong dividend progression for at least the next two years.

  BRITISH PETROLEUM

Market Price as of 12/31/96...................................        701p
Prospective Earnings per share (to December 1997).............       47.6p
Prospective Earnings Multiple.................................       14.7x

  British Petroleum ("BP") is a leading international oil company with a substantial exploration and production profile. BP continues to develop its oil production interests in the Gulf of Mexico, Colombia and the region West of Shetlands. It is planning to cut its refining capacity to match production with customer demand and has reduced the cyclicality of its chemicals operations. Strong cash flow from the company should see a sharp reduction in the level of borrowings and we expect excellent dividend progression.

  NATIONAL WESTMINSTER BANK

Market Price as of 12/31/96...................................        686p
Prospective Earnings per share (to December 1997).............       80.0p
Prospective Earnings Multiple.................................        8.6x

  National Westminster Bank is a leading retail bank in the U.K. Like other clearing banks it is undergoing a strategy of branch closures and reductions in its workforce. It is rapidly expanding its investment banking activities and in the last two years it has acquired Gartmore, an investment management house, and two specialist advisory firms, Gleacher and Hambro Magan to expand its bonds and corporate advisory expertise.

  ABBEY NATIONAL

Market Price as of 12/31/96...................................        765p
Prospective earnings per share (to December 1997).............       64.9p
Prospective Earnings Multiple.................................       11.8x

  Abbey National is one of the leading mortgage lenders in the U.K. It acquired the National & Provincial Building Society and is expected to buy another building society to increase its market share. Abbey National continues to broaden its involvement in complementary financial services and plans to make further acquisitions in life assurance and consumer finance. It is now looking to expand in the Far East, particularly in Hong Kong. We are anticipating strong profits growth helped by cost reductions and a more active residential property market.

  BRITISH AIRWAYS

Market Price as of 12/31/96...................................        606p
Prospective Earnings per share (to March 1998)................       54.0p
Prospective Earnings Multiple.................................       11.2x

  British Airways operates international and domestic scheduled air services. It is experiencing strong demand for passenger and freight services and is benefiting from increased premium passenger traffic. Major cost cutting programs may lead to further substantial improvements in profitability. It has recently announced a proposed alliance with American Airlines.

  BARCLAYS

Market Price as of 12/31/96...................................       1001p
Prospective Earnings per share (to December 1997).............      108.7p
Prospective Earnings Multiple.................................        9.2x

  Barclays is one of the largest clearing banks in the U.K. It has shown a strong recovery in profits following a reduction in bad debts and success in controlling costs through branch closures and centralization of service functions. Although lending demand continues to be relatively subdued, we believe that substantial further cost savings can be achieved through the introduction of new technology and accompanying staff reductions.

  GLAXO WELLCOME

Market Price as of 12/31/96...................................        948p
Prospective Earnings per share (to December 1997).............       60.2p
Prospective Earnings Multiple.................................       15.7x

  Glaxo Wellcome ("Glaxo") is a leading international pharmaceuticals company with substantial scope for cost reduction through improving the productivity of its research and development activities. Glaxo may now experience a decline in sales of Zantac as generic competition builds up. However, some of its new products have the potential to replace the Zantac turnover. These include 3TC which has gained FDA approval for the treatment of HIV infection in combination with Zovirax and a new drug, 1592, which may be effective against AIDS.

  JOHNSTON GROUP

Market Price as of 12/31/96...................................        470p
Prospective Earnings per share (to December 1997).............       38.7p
Prospective Earnings Multiple.................................       12.1x

  Johnston Group is a diversified industrial group involved in road surfacing, quarrying, the manufacture of concrete pipes, road sweepers, fire fighting equipment and washroom equipment. The roadsweeper business has grown strongly and the concrete pipes division has also performed well, due to substantial ordering by water companies who are spending heavily to meet tighter environmental standards. Johnston Group was successful in its defense against a hostile tender offer by the conglomerate, TT Group.

  JOHN MENZIES

Market Price as of 12/31/96...................................        545p
Prospective Earnings per share (to April 1998)................       49.5p
Prospective Earnings Multiple.................................       11.0x

  John Menzies is a major wholesaler of books, newspapers, magazines, home entertainment products and office supplies and has a very efficient distribution network. It is a leading retail news agent with 250 outlets and also owns the U.K. retail chain Early Learning Centre, which sells educational toys for pre-school children. Early Learning Centre has suffered from a more competitive retail environment for toys but is expected to recover in the current year. John Menzies will be acting as an exclusive U.K. distributor for the latest Nintendo entertainment system, which should lead to a substantial improvement in profits.

  SCHOLL

Market price as of 12/31/96...................................        299p
Prospective Earnings per share (to December 1997).............       18.3p
Prospective Earnings Multiple.................................       16.3x

  Scholl is a footwear and healthcare group which is undergoing a major restructuring. The new chief executive has begun to re-focus the company on its areas of greatest strength. It has disposed of its herbal remedies and French antiseptic cleanser businesses and is also likely to dispose of further European activities. This would provide funds for a beneficial global link-up with Schering-Plough, the owner of the Dr. Scholl brand in the U.S.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996 (UNAUDITED)

---------------------------------------------------------------------------------------------------------
   SHARES                                      DESCRIPTION                                      VALUE
---------------------------------------------------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
                  98.2% OF NET ASSETS
                  COMMON STOCKS--98.2%
                  ALCOHOLIC BEVERAGES--3.6%
      250,000     Allied Domecq plc Ord 25p.............................................    $   1,954,048
      270,000     Merrydown plc Ord 25p.................................................          492,343
                                                                                            -------------
                                                                                                2,446,391
                                                                                            -------------
                  BANKING--12.0%
      200,000     Abbey National plc Ord 10p............................................        2,619,666
      150,000     Barclays plc Ord 100p.................................................        2,569,584
      250,000     National Westminster Bank plc Ord 100p................................        2,934,283
                                                                                            -------------
                                                                                                8,123,533
                                                                                            -------------
                  BUILDING MATERIALS & MERCHANTS--7.7%
      476,000     Cape Industries plc Ord 25p...........................................        1,418,113
      300,000     Johnston Group plc Ord 10p............................................        2,414,202
      300,000     Norcros plc Ord 25p...................................................          472,567
      504,000     Universal Ceramic Materials plc Ord 5p................................          957,873
                                                                                            -------------
                                                                                                5,262,755
                                                                                            -------------
                  CHEMICALS--4.7%
      500,000     Manders plc Ord 25p...................................................        1,626,590
       55,000     Wolstenholme Rink plc Ord 25p.........................................          647,426
      250,000     Yorkshire Group plc Ord 25p...........................................          933,149
                                                                                            -------------
                                                                                                3,207,165
                                                                                            -------------
                  DIVERSIFIED INDUSTRIALS--5.8%
       50,000     Charter plc Ord 2p (Regd.)............................................          633,942
      200,000     Wardle Storeys plc Ord 10p............................................        1,703,639
      600,000     Whitecroft plc Ord 25p................................................        1,587,209
                                                                                            -------------
                                                                                                3,924,790
                                                                                            -------------
                  ELECTRICITY--1.5%
      300,000     National Grid Group plc Ord 10p.......................................        1,004,205
                                                                                            -------------
                  ELECTRONICS & ELECTRICAL EQUIPMENT--5.0%
      240,000     Beales Hunter plc Ord 20p.............................................          710,905
      440,000     CML Microsystems plc Ord 5p...........................................        1,028,347
      250,000     General Electric Co. plc Ord 5p.......................................        1,635,151
                                                                                            -------------
                                                                                                3,374,403
                                                                                            -------------
                  ENGINEERING--GENERAL--2.6%
      301,186     Ash & Lacy plc Ord 5p.................................................          925,665
    1,250,000     Beauford Group plc Ord 10p............................................          866,801
                                                                                            -------------
                                                                                                1,792,466
                                                                                            -------------
                  ENGINEERING--VEHICLES--2.8%
      500,000     LucasVarity plc Ord 25p...............................................        1,904,823
                                                                                            -------------
                  FOOD PRODUCERS--6.2%
      280,000     Barr (AG) plc Ord 25p.................................................        1,550,911
      510,000     Canadian Pizza plc Ord 10p............................................          724,774
      170,500     CPL Aromas plc Ord 10p................................................          534,232
    1,000,000     Finlay (James) plc Ord 25p............................................        1,378,321
                                                                                            -------------
                                                                                                4,188,238
                                                                                            -------------
                  HEALTH CARE--3.2%
      425,000     Scholl plc Ord 5p.....................................................        2,172,140
                                                                                            -------------
                  HOUSEHOLD GOODS--1.3%
      192,500     Royal Doulton plc Ord 100p............................................          891,564
                                                                                            -------------

---------------------------------------------------------------------------------------------------------
   SHARES                                      DESCRIPTION                                      VALUE
---------------------------------------------------------------------------------------------------------
                  LEISURE & HOTELS--2.7%
      355,000     Inspirations plc Ord 10p..............................................    $     480,187
      142,000     Inspirations plc 7.7% Convertible Preference 20p......................          196,937
      325,000     MacDonaldHotels plc Ord 5p............................................        1,174,141
                                                                                            -------------
                                                                                                1,851,265
                                                                                            -------------
                  OIL & GAS--10.7%
      200,000     British Gas plc Ord 25p...............................................          768,778
      250,000     British Petroleum plc Ord 25p.........................................        2,998,490
      200,000     Shell Transport & Trading plc Ord 25p (Regd.).........................        3,463,781
                                                                                            -------------
                                                                                                7,231,049
                                                                                            -------------
                  PHARMACEUTICALS--3.6%
      150,000     Glaxo Wellcome plc Ord 25p............................................        2,434,748
                                                                                            -------------
                  RETAILERS--FOOD--1.8%
       53,000     Greggs plc Ord 20p....................................................        1,213,736
                                                                                            -------------
                  RETAILERS--GENERAL--6.8%
       52,500     Courts plc Ord 25p....................................................        1,188,802
      250,000     John Menzies plc Ord 25p..............................................        2,332,873
      100,000     Kingfisher plc Ord 25p................................................        1,081,254
                                                                                            -------------
                                                                                                4,602,929
                                                                                            -------------
                  TEXTILES & APPAREL--3.1%
      350,000     French plc Ord 10p....................................................          380,536
      165,000     Shiloh plc Ord 25p....................................................          317,827
    1,175,000     Sirdar plc Ord 25p....................................................        1,398,225
                                                                                            -------------
                                                                                                2,096,588
                                                                                            -------------
                  TOBACCO--2.4%
      200,000     BAT Industries plc Ord 25p............................................        1,659,122
                                                                                            -------------
                  TRANSPORT--3.8%
      250,000     British Airways plc Ord 25p...........................................        2,591,843
                                                                                            -------------
                  WATER--6.9%
      200,000     Anglian Water plc Ord 100p............................................        2,020,396
      100,000     South West Water plc Ord 100p.........................................        1,036,737
      250,000     Wessex Water plc Ord 60p..............................................        1,609,468
                                                                                            -------------
                                                                                                4,666,601
                                                                                            -------------
                  Total Common Stocks
                   (cost $49,809,973)...................................................       66,640,354
                                                                                            -------------
UNITED STATES SHORT-TERM INVESTMENT--
                  2.9% OF NET ASSETS
    1,955,460     Federated Trust for Short-term
                   U.S. Government Securities--Money Market
                   Fund (cost $1,955,460)--2.9%.........................................        1,955,460
                                                                                            -------------
                  Total Investments
                   (cost $51,765,434)--101.1%...........................................       68,595,814
                                                                                            -------------
                  Liabilities in excess of cash and
                   other assets--(1.1%).................................................         (714,346)
                                                                                            -------------
                  NET ASSETS--100.0%....................................................    $  67,881,468
                                                                                            -------------
                                                                                            -------------
                  NUMBER OF SHARES ISSUED AND OUTSTANDING...............................        4,011,655
                                                                                            -------------
                                                                                            -------------
                  NET ASSET VALUE PER SHARE.............................................
                                                                                                   $16.92
                                                                                            -------------
                                                                                            -------------

------------------------------------------------------------------

DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and Director
     J. LOUGHLIN CALLAHAN, President and Treasurer
     GEORGE F. BENNETT, Director
     LIVIO BORGHESE, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     STEVEN W. GOLANN, Vice President, Assistant Treasurer
     RITA J. KLEINMAN, Secretary
     THADDEA M. FELDMAN, Assistant Secretary
     AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
15th Floor
New York, New York 10167
(For latest net asset value and market data, please call (212) 272-2323; regarding shareholder inquiries and requests for Fund reports, please call 1-800-432-8224.)

INVESTMENT MANAGER--
Mercury Asset Management International
(Channel Islands) Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                             ADDITIONAL INFORMATION

 This report, including the Statement of Investments, is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. The financial information included herein is taken from the records of the Fund without audit by the Fund's independent auditors who do not express an opinion thereon. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
 Comparisons between changes in the Fund's net asset value per share and changes in the FT-SE Actuaries All-Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the U.S. dollar/pound sterling exchange rate.

                  -------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------

THE FUND
  The United Kingdom Fund Inc. is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International (Channel Islands) Ltd., relying on investment advice from Mercury Asset Management International Ltd.

SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about the Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES, and BARRON'S as well as other newspapers in a table called "Closed End Funds".

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT AND CASH OPTION PLAN--SUMMARY
  An automatic Dividend Reinvestment and Cash Option Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock and the opportunity to purchase additional shares of the Fund on a quarterly basis. Information describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-432-8224.

  All shareholders are automatically enrolled in the Dividend Reinvestment Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

                                     [LOGO]

                          THE UNITED KINGDOM FUND INC.

                                QUARTERLY REPORT

                               DECEMBER 31, 1996

                           [LETTERHEAD]

To the Shareholders of The United Kingdom Fund Inc.:

  On November 26, 1996, the Board of Directors of The United Kingdom Fund Inc. (the "Fund") approved an Amended Dividend Reinvestment and Cash Option Plan (the "Plan"). The Plan allows shareholders to make cash payments to The Bank of New York (the "Plan Agent") so that the Plan Agent can purchase the Fund's common stock on behalf of shareholders. Because the Plan Agent will be purchasing stock for all participants in blocks and prorating the commission, the Fund expects that brokerage charges for purchasing stock through the Plan Agent will be less than shareholders would have incurred if they purchased Fund shares through their broker. In addition, should the Fund trade at a premium to its net asset value, additional shares will be issued by the Fund (rather than purchased in the open market) at a discount of up to 5 per cent from then-current market price.

  Shareholders who participate in the Plan will have the option of making cash payments, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all of the funds received pursuant to this new cash option to purchase Fund shares on or about March 15, June 15, September 15 and December 15 of each year. The Plan Agent will charge only U.S. $2.00 for each purchase for a participating shareholder, plus a PRO RATA share of the brokerage commission.

  As in the old Dividend Reinvestment Plan, you may also choose to have your investment income and capital gains distributions from the Fund reinvested automatically in additional shares of the Fund's common stock. Like the cash purchase option, these shares should be purchased with reduced commissions and if the Fund's shares are trading at a premium, the shares will be issued at a discount to market.

  All shareholders who own shares of the Fund in their own name are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Shareholders who hold shares of the Fund through a broker or nominee are enrolled in the Plan unless their broker or nominee had elected on their behalf to receive distributions in cash.

  Please read the attached Amended Dividend Reinvestment and Cash Option Plan to understand the details of how the Plan works.

  If you hold your shares in your own name and you are not currently participating in the Plan but would like to do so, please call the Plan Agent at the number listed below.

  If you hold your shares through a nominee, such as a bank or brokerage firm and you are not currently participating in the Plan but would like to do so, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable or unwilling to participate in the Plan on your behalf, you should request that your shares be registered in your own name so that you may enroll in the Plan.

  You may reach the Plan Agent by calling, toll-free 1-800-524-4458.

                          The United Kingdom Fund Inc.

              Amended Dividend Reinvestment and Cash Purchase Plan
                              Terms and Conditions

1. Each shareholder of The United Kingdom Fund Inc. (the "Fund") will have all distributions automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Fund's Amended Dividend Reinvestment and Cash Purchase Plan. Shareholders who do not wish to participate in the Plan may elect to receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.

2. The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a dividend, participants in the Plan will receive the equivalent in stock in the Fund valued at the lower of market price or net asset value, in either case as determined on the record date for that dividend. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

3. Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

4. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

5. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a broker or nominee should consult with the broker or nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan.

6. There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent may use its wholly-owned subsidiary, BNY Brokerage Inc., for trading activity relating to the Plan, on behalf of Plan participants.

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7.  With respect to purchases for voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commission. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

8. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

9. Participants in the Plan may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account, by contacting the Plan Agent.

10. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 11002, Church Street Station, New York, New York, 10249.

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